Exhibit 99.1
Investors & Reporters May Contact:
Matt Pettoni
VP of Finance & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
RECORD SECOND QUARTER 2020 FINANCIAL RESULTS

Record operating margin of 5.7%

Record low SG&A as a percentage of gross profit of 62.7%

Record 20% of used sales transacted online

DULUTH, GA, July 28, 2020 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the second quarter 2020 of $49.6 million ($2.57 per diluted share) and adjusted net income (a non-GAAP measure) of $48.7 million ($2.52 per diluted share). This compares to net income of $54.9 million ($2.84 per diluted share) and adjusted net income of $45.9 million ($2.38 per diluted share) in the prior year quarter.
Net income for the second quarter 2020 was adjusted for a $1.2 million ($0.05 per diluted share) legal settlement gain. Net income for the second quarter 2019 was adjusted for an $11.7 million ($0.45 per diluted share) gain on a dealership divestiture and a $0.3 million ($0.01 per diluted share) gain on the sale of real estate.

"We delivered a very strong quarter and proved out the resilience and the flexibility of our business model by delivering a record operating margin of 5.7% and a record low SG&A as a percentage of gross profit of 62.7% in an 11.3 million SAAR environment," said David Hult, Asbury's President and Chief Executive Officer. "Our focus on gross profit combined with our cost restructuring efforts allowed us to remain pro-active and committed to long term growth by moving forward with acquiring 12 Park Place luxury franchises in the Dallas Fort Worth Market under more favorable terms than the prior agreement. This acquisition will add approximately $1.7 billion in expected annualized revenues and transform our total portfolio to 49% luxury stores. With the addition of Park Place, Asbury will be a stronger, more diversified company,” Hult continued.

“Finally, I want to thank our teammates across our store network for their unwavering commitment and emphasis on safety during this pandemic; our performance is a direct result of their hard work and service," Hult concluded.

Second Quarter 2020 Highlights
•New gross profit per vehicle up 33% to $1,924
•Used retail gross profit per vehicle up 10% to $1,717
•20% of used sales transacted online
•SG&A as a percentage of gross profit decreased 530 basis points to 62.7%
•Income from operations as percentage of revenue increased 90 basis points to 5.7%
•Adjusted EPS increased 6%

•Entered into a definitive agreement to acquire Park Place Dealerships, one of the country’s largest and most prominent luxury dealer groups
•Ended the quarter with total liquidity of $747 million and a net leverage ratio of 1.5x

Additional commentary regarding the second quarter results will be provided during the earnings conference call on July 28, 2020 at 10:00 a.m. Eastern Time. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com/company/investor-relations. A replay will be available at this site for 30 days.

In addition, a live audio of the call will be accessible to the public by calling (866) 248-8441 (domestic), or (323) 347-3612 (international); passcode – 8703938. Callers should dial in approximately 5 to 10 minutes before the call begins.

A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode – 8703938.

About Asbury Automotive Group, Inc.

Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S. Asbury currently operates 83 dealerships, consisting of 102 franchises, representing 31 domestic and foreign brands of vehicles. Asbury also operates 24 collision repair centers. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, the impact of the COVID-19 pandemic, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its technology initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, including its ability to complete and realize the expected benefits of the proposed acquisition of the Park Place dealership group. Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2020	2019
REVENUE:
New vehicle	$761.8	$965.2	$(203.4)	(21)%
Used vehicle:
Retail	412.6	486.6	(74.0)	(15)%
Wholesale	34.9	47.0	(12.1)	(26)%
Total used vehicle	447.5	533.6	(86.1)	(16)%
Parts and service	169.2	224.5	(55.3)	(25)%
Finance and insurance, net	66.6	80.2	(13.6)	(17)%
TOTAL REVENUE	1,445.1	1,803.5	(358.4)	(20)%
GROSS PROFIT:
New vehicle	38.6	38.3	0.3	1%
Used vehicle:
Retail	31.6	34.7	(3.1)	(9)%
Wholesale	5.5	1.2	4.3	NM
Total used vehicle	37.1	35.9	1.2	3%
Parts and service	100.5	140.6	(40.1)	(29)%
Finance and insurance, net	66.6	80.2	(13.6)	(17)%
TOTAL GROSS PROFIT	242.8	295.0	(52.2)	(18)%
OPERATING EXPENSES:
Selling, general and administrative	152.2	200.7	(48.5)	(24)%
Depreciation and amortization	9.7	9.0	0.7	8%
Other operating income, net	(1.3)	(0.6)	(0.7)	(117)%
INCOME FROM OPERATIONS	82.2	85.9	(3.7)	(4)%
OTHER EXPENSES:
Floor plan interest expense	4.1	10.5	(6.4)	(61)%
Other interest expense, net	11.8	13.6	(1.8)	(13)%
Gain on divestiture	—	(11.7)	11.7	100%
Total other expenses, net	15.9	12.4	3.5	28%
INCOME BEFORE INCOME TAXES	66.3	73.5	(7.2)	(10)%
Income tax expense	16.7	18.6	(1.9)	(10)%
NET INCOME	$49.6	$54.9	$(5.3)	(10)%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$2.58	$2.87	$(0.29)	(10)%
Diluted—
Net income	$2.57	$2.84	$(0.27)	(10)%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.2	19.1	0.1	1%
Restricted stock	—	0.1	(0.1)	(100)%
Performance share units	0.1	0.1	—	—%
Diluted	19.3	19.3	—	—%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2020	2019
Unit sales
New vehicle:
Luxury	4,359	5,746	(1,387)	(24)%
Import	11,610	15,256	(3,646)	(24)%
Domestic	4,091	5,447	(1,356)	(25)%
Total new vehicle	20,060	26,449	(6,389)	(24)%
Used vehicle retail	18,400	22,259	(3,859)	(17)%
Used to new ratio	91.7%	84.2%	750 bps
Average selling price
New vehicle	$37,976	$36,493	$1,483	4%
Used vehicle retail	22,424	21,861	563	3%
Average gross profit per unit
New vehicle:
Luxury	$3,854	$3,341	$513	15%
Import	1,077	623	454	73%
Domestic	2,273	1,762	511	29%
Total new vehicle	1,924	1,448	476	33%
Used vehicle retail	1,717	1,559	158	10%
Finance and insurance, net	1,732	1,647	85	5%
Front end yield (1)	3,557	3,145	412	13%
Gross margin
New vehicle:
Luxury	6.9%	6.1%	80 bps
Import	3.7%	2.2%	150 bps
Domestic	5.3%	4.4%	90 bps
Total new vehicle	5.1%	4.0%	110 bps
Used vehicle retail	7.7%	7.1%	60 bps
Parts and service	59.4%	62.6%	(320) bps
Total gross profit margin	16.8%	16.4%	40 bps
SG&A metrics
Rent expense	$5.9	$6.8	$(0.9)	(13)%
Total SG&A as a percentage of gross profit	62.7%	68.0%	(530) bps
SG&A, excluding rent expense as a percentage of gross profit	60.3%	65.7%	(540) bps
Operating metrics
Income from operations as a percentage of revenue	5.7%	4.8%	90 bps
Income from operations as a percentage of gross profit	33.9%	29.1%	480 bps
Adjusted income from operations as a percentage of revenue	5.6%	4.7%	90 bps
Adjusted income from operations as a percentage of gross profit	33.4%	29.0%	440 bps
Revenue mix
New vehicle	52.7%	53.5%
Used vehicle retail	28.6%	27.1%
Used vehicle wholesale	2.4%	2.6%
Parts and service	11.7%	12.4%
Finance and insurance	4.6%	4.4%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	15.9%	13.0%
Used vehicle retail	13.0%	11.7%
Used vehicle wholesale	2.3%	0.4%
Parts and service	41.4%	47.7%
Finance and insurance	27.4%	27.2%
Total gross profit	100.0%	100.0%
_____________________________
(1)Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2020	2019
Revenue
New vehicle:
Luxury	$243.5	$315.5	$(72.0)	(23)%
Import	319.7	392.8	(73.1)	(19)%
Domestic	158.3	200.7	(42.4)	(21)%
Total new vehicle	721.5	909.0	(187.5)	(21)%
Used Vehicle:
Retail	399.8	454.8	(55.0)	(12)%
Wholesale	34.0	45.1	(11.1)	(25)%
Total used vehicle	433.8	499.9	(66.1)	(13)%
Parts and service	162.4	213.1	(50.7)	(24)%
Finance and insurance	63.8	75.3	(11.5)	(15)%
Total revenue	$1,381.5	$1,697.3	$(315.8)	(19)%

Gross profit
New vehicle:
Luxury	$16.8	$19.2	$(2.4)	(13)%
Import	11.3	8.7	2.6	30%
Domestic	8.1	8.5	(0.4)	(5)%
Total new vehicle	36.2	36.4	(0.2)	(1)%
Used Vehicle:
Retail	30.0	32.9	(2.9)	(9)%
Wholesale	5.5	1.3	4.2	NM
Total used vehicle	35.5	34.2	1.3	4%
Parts and service:
Customer pay	52.1	76.4	(24.3)	(32)%
Warranty	16.5	21.5	(5.0)	(23)%
Wholesale parts	4.7	5.3	(0.6)	(11)%
Parts and service, excluding reconditioning and preparation	73.3	103.2	(29.9)	(29)%
Reconditioning and preparation	23.3	30.3	(7.0)	(23)%
Total parts and service	96.6	133.5	(36.9)	(28)%
Finance and insurance	63.8	75.3	(11.5)	(15)%
Total gross profit	$232.1	$279.4	$(47.3)	(17)%

SG&A expense	$146.8	$190.0	$(43.2)	(23)%
SG&A expense as a percentage of gross profit	63.2%	68.0%	(480) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)		% Change
	2020	2019
Unit sales
New vehicle:
Luxury	4,359	5,731	(1,372)		(24)%
Import	10,915	14,011	(3,096)		(22)%
Domestic	3,710	5,007	(1,297)		(26)%
Total new vehicle	18,984	24,749	(5,765)		(23)%
Used vehicle retail	17,753	20,696	(2,943)		(14)%
Used to new ratio	93.5%	83.6%	990 bps

Average selling price
New vehicle	$38,006	$36,729	$1,277		3%
Used vehicle retail	22,520	21,975	545		2%

Average gross profit per unit
New vehicle:
Luxury	$3,854	$3,350	$504		15%
Import	1,035	621	414		67%
Domestic	2,183	1,698	485		29%
Total new vehicle	1,907	1,471	436		30%
Used vehicle retail	1,690	1,590	100		6%
Finance and insurance, net	1,737	1,657	80		5%
Front end yield (1)	3,539	3,182	357		11%

Gross margin
New vehicle:
Luxury	6.9%	6.1%	80 bps
Import	3.5%	2.2%	130 bps
Domestic	5.1%	4.2%	90	bps
Total new vehicle	5.0%	4.0%	100 bps
Used vehicle retail	7.5%	7.2%	30	bps
Parts and service:
Parts and service, excluding reconditioning and preparation	45.1%	48.4%	(330) bps
Parts and service, including reconditioning and preparation	59.5%	62.6%	(310) bps
Total gross profit margin	16.8%	16.5%	30 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2020	2019
REVENUE:
New vehicle	$1,583.9	$1,837.0	$(253.1)	(14)%
Used vehicle:
Retail	858.6	944.8	(86.2)	(9)%
Wholesale	82.1	98.7	(16.6)	(17)%
Total used vehicle	940.7	1,043.5	(102.8)	(10)%
Parts and service	390.8	442.1	(51.3)	(12)%
Finance and insurance, net	137.0	151.7	(14.7)	(10)%
TOTAL REVENUE	3,052.4	3,474.3	(421.9)	(12)%
GROSS PROFIT:
New vehicle	75.0	76.2	(1.2)	(2)%
Used vehicle:
Retail	62.8	68.3	(5.5)	(8)%
Wholesale	5.0	2.1	2.9	138%
Total used vehicle	67.8	70.4	(2.6)	(4)%
Parts and service	235.4	275.9	(40.5)	(15)%
Finance and insurance, net	137.0	151.7	(14.7)	(10)%
TOTAL GROSS PROFIT	515.2	574.2	(59.0)	(10)%
OPERATING EXPENSES:
Selling, general and administrative	346.9	391.7	(44.8)	(11)%
Depreciation and amortization	19.2	17.6	1.6	9%
Franchise rights impairment	23.0	—	23.0	—%
Other operating expense, net	8.9	1.2	7.7	NM
INCOME FROM OPERATIONS	117.2	163.7	(46.5)	(28)%
OTHER EXPENSES (INCOME):
Floor plan interest expense	11.1	20.7	(9.6)	(46)%
Other interest expense, net	28.8	27.5	1.3	5%
Loss on extinguishment of long-term debt, net	20.6	—	20.6	—%
Gain on dealership divestitures, net	(33.7)	(11.7)	(22.0)	(188)%
Total other expenses, net	26.8	36.5	(9.7)	(27)%
INCOME BEFORE INCOME TAXES	90.4	127.2	(36.8)	(29)%
Income tax expense	21.3	31.4	(10.1)	(32)%
NET INCOME	$69.1	$95.8	$(26.7)	(28)%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$3.60	$4.99	$(1.39)	(28)%
Diluted—
Net income	$3.58	$4.96	$(1.38)	(28)%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.2	19.2	—	—%
Restricted stock	—	—	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	19.3	19.3	—	—%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)		% Change
	2020	2019
Unit sales
New vehicle:
Luxury	9,351	10,908	(1,557)		(14)%
Import	24,068	29,699	(5,631)		(19)%
Domestic	8,618	9,951	(1,333)		(13)%
Total new vehicle	42,037	50,558	(8,521)		(17)%
Used vehicle retail	38,687	43,342	(4,655)		(11)%
Used to new ratio	92.0%	85.7%	630 bps
Average selling price
New vehicle	$37,679	$36,335	$1,344		4%
Used vehicle retail	22,194	21,799	395		2%
Average gross profit per unit
New vehicle:
Luxury	$3,604	$3,511	$93		3%
Import	964	717	247		34%
Domestic	2,100	1,668	432		26%
Total new vehicle	1,784	1,507	277		18%
Used vehicle retail	1,623	1,576	47		3%
Finance and insurance, net	1,697	1,616	81		5%
Front end yield (1)	3,404	3,154	250		8%
Gross margin
New vehicle:
Luxury	6.5%	6.3%	20 bps
Import	3.3%	2.6%	70 bps
Domestic	5.0%	4.2%	80 bps
Total new vehicle	4.7%	4.1%	60 bps
Used vehicle retail	7.3%	7.2%	10 bps
Parts and service	60.2%	62.4%	(220) bps
Total gross profit margin	16.9%	16.5%	40 bps
SG&A metrics
Rent expense	$12.7	$13.6	$(0.9)		(7)%
Total SG&A as a percentage of gross profit	67.3%	68.2%	(90) bps
SG&A, excluding rent expense as a percentage of gross profit	64.9%	65.8%	(90) bps
Operating metrics
Income from operations as a percentage of revenue	3.8%	4.7%	(90)	bps
Income from operations as a percentage of gross profit	22.7%	28.5%	(580)	bps
Adjusted income from operations as a percentage of revenue	4.9%	4.8%	10	bps
Adjusted income from operations as a percentage of gross profit	29.0%	28.9%	10 bps
Revenue mix
New vehicle	51.9%	52.9%
Used vehicle retail	28.1%	27.2%
Used vehicle wholesale	2.7%	2.8%
Parts and service	12.8%	12.7%
Finance and insurance	4.5%	4.4%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	14.6%	13.3%
Used vehicle retail	12.1%	11.9%
Used vehicle wholesale	1.0%	0.4%
Parts and service	45.7%	48.0%
Finance and insurance	26.6%	26.4%
Total gross profit	100.0%	100.0%
_____________________________
(1)Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2020	2019
Revenue
New vehicle:
Luxury	$519.2	$603.0	$(83.8)	(14)%
Import	643.0	752.4	(109.4)	(15)%
Domestic	304.7	356.4	(51.7)	(15)%
Total new vehicle	1,466.9	1,711.8	(244.9)	(14)%
Used Vehicle:
Retail	804.3	881.4	(77.1)	(9)%
Wholesale	77.4	92.3	(14.9)	(16)%
Total used vehicle	881.7	973.7	(92.0)	(9)%
Parts and service	365.9	417.7	(51.8)	(12)%
Finance and insurance, net	128.2	141.5	(13.3)	(9)%
Total revenue	$2,842.7	$3,244.7	$(402.0)	(12)%

Gross profit
New vehicle:
Luxury	$33.8	$38.3	$(4.5)	(12)%
Import	20.6	19.1	1.5	8%
Domestic	15.0	14.9	0.1	1%
Total new vehicle	69.4	72.3	(2.9)	(4)%
Used Vehicle:
Retail	58.3	64.7	(6.4)	(10)%
Wholesale	5.0	2.1	2.9	138%
Total used vehicle	63.3	66.8	(3.5)	(5)%
Parts and service:
Customer pay	124.5	149.7	(25.2)	(17)%
Warranty	36.2	42.1	(5.9)	(14)%
Wholesale parts	9.3	10.8	(1.5)	(14)%
Parts and service, excluding reconditioning and preparation	170.0	202.6	(32.6)	(16)%
Reconditioning and preparation	50.7	58.3	(7.6)	(13)%
Total parts and service	220.7	260.9	(40.2)	(15)%
Finance and insurance	128.2	141.5	(13.3)	(9)%
Total gross profit	$481.6	$541.5	$(59.9)	(11)%

SG&A expense	$325.3	$369.1	$(43.8)	(12)%
SG&A expense as a percentage of gross profit	67.5%	68.2%	(70) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2020	2019
Unit sales
New vehicle:
Luxury	9,336	10,863	(1,527)	(14)%
Import	22,255	26,853	(4,598)	(17)%
Domestic	7,306	8,959	(1,653)	(18)%
Total new vehicle	38,897	46,675	(7,778)	(17)%
Used vehicle retail	35,983	40,206	(4,223)	(11)%
Used to new ratio	92.5%	86.1%	640 bps

Average selling price
New vehicle	$37,712	$36,675	$1,037	3%
Used vehicle retail	22,352	21,922	430	2%

Average gross profit per unit
New vehicle:
Luxury	$3,620	$3,526	$94	3%
Import	926	711	215	30%
Domestic	2,053	1,663	390	23%
Total new vehicle	1,784	1,549	235	15%
Used vehicle retail	1,620	1,609	11	1%
Finance and insurance, net	1,712	1,629	83	5%
Front end yield (1)	3,417	3,206	211	7%

Gross margin
New vehicle:
Luxury	6.5%	6.4%	10 bps
Import	3.2%	2.5%	70 bps
Domestic	4.9%	4.2%	70 bps
Total new vehicle	4.7%	4.2%	50 bps
Used vehicle retail	7.2%	7.3%	(10) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	46.5%	48.5%	(200) bps
Parts and service, including reconditioning and preparation	60.3%	62.5%	(220) bps
Total gross profit margin	16.9%	16.7%	20 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	June 30, 2020		December 31, 2019		Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$613.2		$3.5		$609.7	17,420%
New vehicle inventory	474.1		802.6	(a)	(328.5)	(41)%
Used vehicle inventory	125.2		140.1	(b)	(14.9)	(11)%
Parts inventory	37.1		42.3	(c)	(5.2)	(12)%
Total current assets	1,591.7		1,602.6		(10.9)	(1)%
Floor plan notes payable	526.2		788.0	(d)	(261.8)	(33)%
Total current liabilities	893.2		1,247.0		(353.8)	(28)%

CAPITALIZATION:
Long-term debt (including current portion)	$1,233.5	*	$939.4	(e)	$294.1	31%
Shareholders' equity	713.1		646.3		66.8	10%
Total	$1,946.6		$1,585.7		$360.9	23%
_____________________________
*Includes $237.0 million drawn on the Revolver as of March 31, 2020

(a) Excluding $56.3 million of new vehicle inventory classified as Assets held for sale as of December 31, 2019
(b) Excluding $8.6 million of used vehicle inventory classified as Assets held for sale as of December 31, 2019
(c) Excluding $2.8 million of parts inventory classified as Assets held for sale as of December 31, 2019
(d) Excluding $62.8 million of Floor plan notes payable classified as Liabilities associated with assets held for sale as of December 31, 2019
(e) Excluding $28.1 million of Long-term debt classified as Liabilities associated with assets held for sale as of December 31, 2019

	June 30, 2020	December 31, 2019
DAYS SUPPLY
New vehicle inventory	52	66
Used vehicle inventory	26	29
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Six Months Ended June 30,
	2020	2019
Luxury:
Mercedes-Benz	8%	7%
Lexus	6%	6%
BMW	6%	6%
Acura	4%	4%
Infiniti	2%	3%
Other luxury	7%	7%
Total luxury	33%	33%
Imports:
Honda	18%	19%
Toyota	13%	12%
Nissan	6%	9%
Other imports	7%	5%
Total imports	44%	45%
Domestic:
Ford	10%	10%
Chevrolet	6%	6%
Dodge	4%	3%
Other domestics	3%	3%
Total domestic	23%	22%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	June 30, 2020	March 31, 2020
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt	$1,233.5	$1,164.9

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$157.7	$163.0

Add:
Depreciation and amortization	37.7	37.1
Income tax expense	49.5	51.5
Swap and other interest expense	57.0	58.5
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$301.9	$310.1

Non-core items - expense (income):
Gain on dealership divestitures	$(33.7)	$(45.4)
Legal settlements	(2.7)	$(1.5)
Gain on sale of real estate	(0.3)	(0.6)
Franchise rights impairment	30.1	30.1
Real estate-related charges	0.6	0.6
Park Place deal termination costs	11.6	11.6
Loss on debt extinguishment	20.7	20.7
Total non-core items	26.3	15.5

Adjusted EBITDA	$328.2	$325.6

Adjusted leverage ratio	3.8	3.6

	For the Three Months Ended June 30,
	2020	2019
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$82.2	$85.9
Legal settlements	(1.2)	—
Gain on sale of real estate	—	(0.3)
Adjusted income from operations	$81.0	$85.6

Adjusted net income:
Net income	$49.6	$54.9

Non-core items - (income) expense:
Gain on dealership divestiture	—	(11.7)
Legal settlements	(1.2)	—
Gain on sale of real estate	—	(0.3)
Income tax effect on non-core items above	0.3	3.0
Total non-core items	(0.9)	(9.0)
Adjusted net income	$48.7	$45.9

Adjusted diluted earnings per share (EPS):
Diluted EPS	$2.57	$2.84

Total non-core items	(0.05)	(0.46)
Adjusted diluted EPS	$2.52	$2.38

Weighted average common shares outstanding - diluted	19.3	19.3

	For the Six Months Ended June 30,
	2020	2019
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$117.2	$163.7
Legal settlements	(2.1)	—
Gain on sale of real estate	(0.3)	(0.3)
Park Place deal termination costs	11.6	—
Franchise rights impairment	23.0	—
Fixed assets write-off	—	2.4
Adjusted income from operations	$149.4	$165.8

Adjusted net income:
Net income	$69.1	$95.8

Non-core items - (income) expense:
Gain on dealership divestitures	(33.7)	(11.7)
Legal settlements	(2.1)	—
Gain on sale of real estate	(0.3)	(0.3)
Park Place deal termination costs	11.6	—
Loss on extinguishment of debt	20.7	—
Franchise rights impairment	23.0	—
Fixed assets write-off	—	2.4
Income tax effect on non-core items above	(4.9)	2.4
Total non-core items	14.3	(7.2)
Adjusted net income	$83.4	$88.6

Adjusted diluted earnings per share (EPS):
Diluted EPS	$3.58	$4.96

Total non-core items	0.74	(0.37)
Adjusted diluted EPS	$4.32	$4.59

Weighted average common shares outstanding - diluted	19.3	19.3